Exhibit 99.1

UNION PACIFIC CORPORATION ANNOUNCES EXPIRATION OF EXCHANGE OFFERS

FOR IMMEDIATE RELEASE

Omaha, Neb. – June 21, 2011 – Union Pacific Corporation (NYSE: UNP; and “Union Pacific” or the “Corporation”) today announced the expiration of its private offers to exchange the outstanding notes and debentures referenced in the table below (the “Existing Notes”) for a combination of 4.163% Notes due 2022 (the “New Notes”) and cash (the “Exchange Offers”). The Exchange Offers, which commenced on May 23, 2011, expired at 11:59 p.m., New York City time on June 20, 2011 (the “Expiration Date”). According to information provided by the exchange agent for the Exchange Offers, Union Pacific received valid tenders from holders of $1,011,566,000 aggregate principal amount of Existing Notes. On June 23, 2011, Union Pacific expects to deliver an aggregate principal amount of $750,000,000 of New Notes and will pay an aggregate of $266,857,370.35 cash consideration for the Existing Notes accepted for exchange, plus accrued and unpaid interest on such Existing Notes.

The table below shows the principal amount of each series of Existing Notes that has been tendered as of the Expiration Date and the principal amount of New Notes and cash to be delivered for each series of Existing Notes accepted for exchange (not including accrued and unpaid interest on such Existing Notes).

		Aggregate Principal Amount Outstanding	Principal Amount of Existing Notes Tendered for Exchange	Principal Amount to be Delivered
CUSIP Number	Title of Series			New Notes	Cash Payment
907818DB1	7.875% Notes due 2019	$374,100,000	$195,559,000	$171,075,000	$82,177,332.08
907818CY2	5.450% Notes due 2013	$500,000,000	$95,045,000	$43,723,000	$10,032,270.00
907818DC9	5.125% Notes due 2014	$350,000,000	$44,534,000	$38,940,000	$10,083,209.24
907818CT3	5.375% Notes due 2014	$250,000,000	$80,556,000	$48,505,000	$13,298,049.82
907818DA3	5.700% Notes due 2018	$750,000,000	$277,295,000	$242,582,000	$79,281,612.70
907818CZ9	5.750% Notes due 2017	$500,000,000	$178,415,000	$156,083,000	$53,869,669.55
907818AZ1	7.000% Debentures due 2016	$250,000,000	$38,250,000	$33,444,000	$12,862,597.50
907818CW6	5.650% Notes due 2017	$250,000,000	$101,912,000	$15,648,000	$5,252,629.46

Based on the amount of Existing Notes tendered in the Exchange Offers and in accordance with the terms of the Exchange Offers, Union Pacific accepted (1) all of the 7.875% Notes due 2019 validly tendered (and not validly withdrawn) as set forth above; (2) after giving effect to proration, $50,000,000 aggregate principal amount of 5.450% Notes due 2013 validly tendered (and not validly withdrawn), which represents a proration factor equal to approximately 53% of

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the aggregate principal amount of such 5.450% Notes due 2013 validly tendered (and not validly withdrawn); (3) all of the 5.125% Notes due 2014 validly tendered (and not validly withdrawn) as set forth above; (4) after giving effect to proration, $55,466,000 aggregate principal amount of 5.375% Notes due 2014 validly tendered (and not validly withdrawn), which represents a proration factor equal to approximately 69% of the aggregate principal amount of such 5.375% Notes due 2014 validly tendered (and not validly withdrawn); (5) all of the 5.700% Notes due 2018 validly tendered (and not validly withdrawn) as set forth above; (6) all of the 5.750% Notes due 2017 validly tendered (and not validly withdrawn) as set forth above; (7) all of the 7.000% Debentures due 2016 validly tendered (and not validly withdrawn) as set forth above; and (8) after giving effect to proration, $17,918,000 aggregate principal amount of 5.650% Notes due 2017 validly tendered (and not validly withdrawn), which represents a proration factor equal to approximately 18% of the aggregate principal amount of such 5.650% Notes due 2017 validly tendered (and not validly withdrawn).

The Exchange Offers were conducted upon the terms and subject to the conditions set forth in the offering memorandum dated May 23, 2011 and the related letter of transmittal. The Exchange Offers were only made to a holder of the Existing Notes who certified its status as (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933 (the “Securities Act”), or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers are being made solely by the offering memorandum and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country. Union Pacific serves many of the fastest-growing U.S. population centers and provides Americans with a fuel-efficient, environmentally responsible and safe mode of freight transportation. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Energy, Industrial Products and Intermodal. The railroad emphasizes excellent customer service and offers competitive routes from all major West Coast and Gulf Coast ports to eastern gateways. Union Pacific connects with Canada’s rail system and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

Investor contact: Gary Grosz, 402-544-6175

Media contact: Donna Kush, 402-544-3753

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FORWARD-LOOKING STATEMENTS

This press release and related materials may contain statements about the Corporation’s future that are not statements of historical fact. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements and information should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking statements and information are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements and information. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2010, which was filed with the SEC on February 4, 2011. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements and information speak only as of, and are based only upon information available on, the date of such statements or information. The Corporation assumes no obligation to update forward-looking statements or information to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements or information. If the Corporation does update any such forward-looking statements or information, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements or information.

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